UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2018

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the shareholders of CNO Financial Group, Inc. (the "Company") on May 9, 2018 (the "Annual Meeting"), the Company's shareholders elected nine directors to serve terms expiring at next year's annual meeting and approved four other proposals. The results of the voting were as follows:

Proposal 1:	Election of Directors.

Name	For	Against	Abstain	Broker Non-Votes
Gary C. Bhojwani	150,900,957	567,790	57,381	7,284,102
Ellyn L. Brown	150,238,925	1,231,761	55,442	7,284,102
Stephen N. David	150,895,925	258,057	372,146	7,284,102
Robert C. Greving	150,887,908	580,249	57,971	7,284,102
Mary R. (Nina) Henderson	149,945,626	1,522,540	57,962	7,284,102
Charles J. Jacklin	150,818,186	648,333	59,609	7,284,102
Daniel R. Maurer	150,903,437	565,705	56,986	7,284,102
Neal C. Schneider	146,672,920	4,795,914	57,294	7,284,102
Frederick J. Sievert	150,926,822	541,271	58,035	7,284,102

Proposal 2:	Approval of the Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
150,320,905	663,486	541,737	7,284,102

Proposal 3:	Approval of the Amended and Restated Section 382 Shareholder Rights Plan.

For	Against	Abstain	Broker Non-Votes
136,570,264	14,721,018	234,846	7,284,102

Proposal 4:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
155,304,855	3,415,279	90,096

Proposal 5:	Approval by non-binding advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
81,631,067	69,228,112	666,949	7,284,102

Item 7.01.	Regulation FD.

On May 9, 2018, the Company issued a press release to announce: (i) the results of the voting at the Annual Meeting on the proposals described above; (ii) that the Company’s board of directors elected Dan Maurer as Chairman; and (iii) that its board of directors has declared a quarterly dividend of 10 cents per common share payable on June 25, 2018, to shareholders of record at the close of business on June 11, 2018. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d).	Financial Statements and Exhibits.

99.1	Press release of CNO Financial Group, Inc. dated May 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 9, 2018
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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